As of March 24, 2006                                                EXHIBIT 21

                     SUBSIDIARIES OF JORDAN INDUSTRIES, INC.
                     ---------------------------------------

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------
JII Holdings, LLC                                                  Delaware
-----------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

JII Holdings Finance Corporation (1)                               Delaware
--------------------------------
ArborLake Centre
1750 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

JII LLC (1)                                                        Delaware
-------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

The Old Imperial Electric Company (inactive)(1)                      Ohio
--------------------------------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

The Old Scott Motors Company (inactive) (2)                        Delaware
---------------------------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Gear Research, Inc. (inactive) (2)                             Delaware
----------------------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Sate-Lite Manufacturing Company (3)                                  Ohio
-------------------------------
6220-30 Gross Point Road
Niles, Illinois 60714

Sate-Lite HK, Inc. (4)                                             Delaware
------------------
6220-30 Gross Point Road
Niles, Illinois 60714

Deflecto Asia, Ltd. (name change) (4)                              Hong Kong
---------------------------------

Sate-Lite (Foshan) Traffic Equipment, Ltd. (5)                     China
------------------------------------------
No. 2 Xinchi Industrial Park, LeLiu Town
Foshan City, Guangdong
The People's Republic of China

Sate-Lite (Foshan) Plastics Co., Ltd. (5)                          China
-------------------------------------
No. 2 Xinchi Industrial Park, LeLiu Town
Foshan City, Guandong
The People's Republic of China




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



                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

DACCO, Incorporated (6)                                            Ohio
-------------------
741 Dacco Drive/769 Dacco Drive
P.O. Box 2789/P.O. Box 38502
Cookeville, Tennessee 38506

710 Cumberland Ave.
P.O. Box 250/37345
Huntland, Tennessee 37345

1903 Bowser Road
P.O. Box 2789/P.O. Box 38502
Cookeville, Tennessee 38506

TruTest Converters Company
(assumed name of DACCO, Inc.)
3015 W. Montrose
Chicago, Illinois 60618

Transparts of Chicago, Inc.
(assumed name of DACCO, Inc.)
2952 W. 95th Street
Evergreen Park, Illinois

401 Terrace Drive
Mundelein, IL 60445

4440 West 147th Street
Midlothian, Illinois 60445

Detroit Transmission Products Co.(7)                            California
---------------------------------
2622 North Wigwam
Stockton, California 95205

10115 Mission Gorge Road
Santee, CA

1541 West Brooks Street
Ontario, CA

DACCO/Detroit of Ohio, Inc.(7)                                     Ohio
---------------------------
3316 Refugee Road
Columbus, Ohio 43232

2280A East Central Avenue
Miamisburg, Ohio 45342

1245 South Cleveland-Massillon Road
Suite 4, Warehouse C
Akron, OH 44321

6750 Brookpark Road #212, 213, 214
P.O. Box 1302 - Akron, Ohio 44309-1302
Cleveland Ohio 44129

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

ABC Transmission Parts Warehouse, Inc.(7)                        Tennessee
--------------------------------------
115 West Anderson Avenue
Knoxville, Tennessee 37917

Nashville Transmission Parts, Inc.(7)                            Tennessee
----------------------------------
210 North First Street
Nashville, Tennessee 37213

DACCO/Detroit of Florida, Inc. (7)                               Florida
------------------------------
3611 W. Chestnut, St.
Tampa, Florida 33607

3697 N.W. 15th Street
Lauderhill, Florida 33311

613 Triumph Court, Bay 6
Orlando, Florida 32805

9900-D N. Palafax Street
Pensacola, Florida 32534

1822 Wabasso Drive
West Palm Beach, Florida 33409

DACCO/Detroit of Minnesota, Inc.(7)                              Minnesota
--------------------------------
817 Vandalia Street, Unit 2A
St. Paul, Minnesota 55114

DACCO/Detroit of Indiana, Inc.(7)                                 Indiana
------------------------------
4839 East 23rd Street
Indianapolis, Indiana 46218

8601 Indiana Street
Merrillville, Indiana 46410

401 North 7th Avenue
Evansville, Indiana 47710

DACCO/Detroit of Missouri, Inc.(7)                               Missouri
-------------------------------
3115 Locust Street
St. Louis, Missouri 63103

DACCO/Detroit of North Carolina, Inc.(7)                      North Carolina
------------------------------------
(inactive)
741 DACCO Drive
P.O. Box 2789
Cookeville, Tennessee 38506

DACCO/Detroit of Memphis, Inc.(7)                                Tennessee
------------------------------
2689 Longate Drive
Memphis, Tennessee 38132

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

DACCO/Detroit of Nebraska, Inc.(7)                                 Nebraska
-------------------------------
3314 North 88th Plaza
Omaha, Nebraska 68134

DACCO/Detroit of Alabama, Inc. (7)                                  Alabama
------------------------------
3925 2nd Avenue South
Birmingham, Alabama 35222

3943-D Government Blvd.
Mobile, Alabama 36693

3060 Leeman Ferry Road SW
P.O. Box 102 (35804)
Huntsville, Alabama 35801

9580 Highway 20, West, Suite 2
Madison, Alabama 35758

360 Oliver Road, Suite B
Montgomery, Alabama 36117

DACCO/Detroit of New Jersey, Inc.(7)                              New Jersey
---------------------------------
(inactive)
741 Dacco Drive
P.O. Box 2789
Cookeville, Tennessee 38506

DACCO/Detroit of Michigan, Inc.(7)                                 Michigan
-------------------------------
3514 South Saginaw Street
Flint, Michigan 48503

DACCO/Detroit of Arizona, Inc.(7)                                   Arizona
------------------------------
2301 North 35th Avenue
Phoenix, Arizona 85009

145 West Juanita, Suite 4
Mesa, Arizona 85210

DACCO/Detroit of Oklahoma, Inc.(7)                                 Oklahoma
-------------------------------
2500 West Lindley
Oklahoma City, Oklahoma 73107

DACCO/Detroit of Texas, Inc.(7)                                      Texas
----------------------------
2504 Weaver Street
Haltom City, Texas 76117

2636 Farrington Street
Dallas, Texas 75207

DACCO/Detroit of South Carolina, Inc.(7)                        South Carolina
-------------------------------------
128A Grace Drive
Easley, South Carolina 29640

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

DACCO/Detroit of West Virginia, Inc.(7)                          West Virginia
------------------------------------
5518 MacCorkle Avenue, S.W.
South Charleston, West Virginia 25309

DACCO/Detroit of Pennsylvania, Inc. (7)                          Pennsylvania
-----------------------------------
250 Paulson Street
Pittsburgh, Pennsylvania 15206

DACCO/Detroit of Chattanooga, Inc.(7)                              Tennessee
----------------------------------
2315 Cannon Avenue
Chattanooga, Tennessee 37408

DACCO/Detroit of Virginia, Inc.(7)                                 Virginia
-------------------------------
5016 Byrd Industrial Drive
Richmond, Virginia 23231

1395 Air Rail Avenue
Virginia Beach, Virginia 23455

DACCO/Detroit of Kentucky, Inc.(7)                                 Kentucky
-------------------------------
904 Ulrich Avenue
Louisville, Kentucky 40219

DACCO/Detroit of Georgia, Inc.(7)                                   Georgia
------------------------------
3810 Lake Street
Macon, Georgia 31204

485 Buford Drive, Unit 218
Lawrenceville, Georgia 30045

1880 Commerce Road
Athens, GA 30607

DACCO/Detroit of Nevada, Inc. (7)                                   Nevada
-----------------------------
4620 Mitchell St., Suite H
North Las Vegas, Nevada 89081

DACCO/Detroit of Maryland, Inc.(7)                                 Maryland
-------------------------------
175 Penrod Court, Suite M
Glen Burnie, Maryland 21061

DACCO/Detroit of Wisconsin, Inc.(7)                                Wisconsin
--------------------------------
2102 South 55th Street, Unit 3
West Allis, Wisconsin 53219

DACCO Transmission Parts (NY), Inc.(7)                             New York
-----------------------------------
80 Dubelbeiss Lane
Rochester, New York 14622

DACCO Transmission Parts (NM)(7)                                   New Mexico
-----------------------------
1500 3rd Street NE, Suite C
Albuquerque, NM 87102

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

JI Properties, Inc.(1)                                             Delaware
-------------------
767 Fifth Avenue, 48th Floor
New York, New York 10153

Welcome Home LLC (8)                                               Delaware
----------------
309-D Raleigh Street
Wilmington, North Carolina 28412

SPL Holdings, Inc.(9)                                              Illinois
------------------
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

Valmark Industries, Inc.(10)                                       Delaware
------------------------
7900 National Drive
Livermore, California 94550

JII Promotions, Inc.(inactive) (10)                                Delaware
--------------------
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

Seaboard Folding Box Corporation (10)                              Delaware
--------------------------------
35 Daniels Street
Fitchburg, Massachusetts 01420-7606

Pioneer Paper Corporation (11)                                     Delaware
-------------------------
50 Triangle Boulevard
Carlstadt, New Jersey  07072

Pamco Printed Tape & Label Co, Inc.(12)                            Delaware
-----------------------------------
2200 South Wolf Road
Des Plaines, Illinois 60018

Old Viewsonics, Inc. (inactive)(1)                                 Delaware
--------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old DL, Inc.(inactive)(1)                                          Delaware
------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Cambridge Products Corporation (inactive)(1)                   Delaware
----------------------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Old Johnson Components, Inc. (inactive)(1)                         Delaware
----------------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

Cho-Pat, Inc.(inactive)(8)                                       Delaware
Arbor Lake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Jordan Specialty Plastics, Inc.(13)                              Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Beemak Plastics, Inc.(3)                                         Delaware
13921 Bettencourt Street
Cerritos, California 90703

Deflecto Corporation (3)                                         Delaware
7035 East 86th Street
Indianapolis, Indiana 46250

Deflecto Canada, Ltd. (14)                                        Canada
221-223 Bunting Road
St. Catherines, Ontario L2M 3Y2

Rolite Plastics, Inc.(14)                                        Delaware
303 Oxford Street
Dover, Ohio  44622

Tele-Flow, Inc. (14)                                             Delaware
---------------
8101 Fite Road
Pearland, Texas 77584

YT Holdings, Inc. (14)                                           Delaware
-----------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Yearntree Limited (15)                                        United Kingdom
Units 1-5
Estuary Road
Queensway Meadows Industrial Estate
Newport
Wales NP9 0SL

Jordan Auto Aftermarket, Inc. (13)                               Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Alma Products I, Inc. (6)                                        Michigan
2000 Michigan Avenue
Alma, MI 48801

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

Specialty Internet Holdings, LLC (inactive) (16)                 Delaware
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Instachange Displays, Ltd. (14)                                 Nova Scotia
230 Edward Street
Aurora, Ontario L4G 3S8

JI Ventures, Inc. (8)                                            Delaware
-----------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, Illinois 60015

Atco Products, Inc. (6)                                          Delaware
601 Interstate 45
Ferris, Texas 75125

GramTel, LLC (17)                                                Delaware
------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

GramTel USA, Inc. (18)                                           Delaware
-----------------
316 East Monroe Street
Southbend, Indiana 46601

GramTel - Midwest, Inc. (19)                                     Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel - Illinois, Inc. (19)                                    Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel Internet Service, Inc.(19)                               Delaware
316 East Monroe Street
Southbend, Indiana 46601

GramTel Europe, LLC (20)                                         Delaware
--------------------
316 East Monroe Street
Southbend, Indiana 46601

Material Assets
---------------
The Parent owns all of the outstanding Class A Common Stock issued by Motors & Gears Holdings, Inc. and Preferred Stock of SIH and GramTel USA, Inc. JII LLC a wholly-owned subsidiary of the Parent owns all of the Class A Common Stock of JAAI and JSP.

Footnotes
---------

(1)      A wholly-owned subsidiary of JII Holdings, LLC

(2)      A wholly-owned subsidiary of The Old Imperial Electric Company

(3)      A wholly-owned subsidiary of Jordan Specialty Plastics, Inc.

(4)      A wholly-owned subsidiary of Sate-Lite Manufacturing Company

(5) A wholly-owned subsidiary of Sate-Lite Manufacturing Company organized as a Chinese Wholly Owned Foreign Entity

(6)      A wholly-owned subsidiary of Jordan Auto Aftermarket, Inc.

(7)      A wholly-owned subsidiary of DACCO, Incorporated

(8)      A wholly-owned subsidiary of JII LLC

(9) JII LLC owns 100% of the voting rights and 83.3% of the common shares of the company. 16.7% of the common shares of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(10)     A wholly-owned subsidiary of SPL Holdings, Inc.

(11)     A wholly-owned subsidiary of Seaboard Folding Box Corporation

(12) SPL Holdings, Inc. owns 100% of the voting rights and 80% of the common stock.

(13) JII LLC owns 100% of the voting rights, is entitled to a 6.0% return on its investment, and following such return, is entitled to 97.5% of the economic rights. The common shares of the company are owned by Jordan Industries, Inc., Jordan Industries, Inc. shareholders and certain other persons.

(14)     A wholly-owned subsidiary of Deflecto Corporation

(15)     A wholly-owned subsidiary of YT Holdings, Inc.

(16) Jordan Industries, Inc. owns 80% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. The common units of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons. The Company is inactive.

(17) The common units of GramTel, LLC are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(18) JII LLC owns 100% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. 99% of the common shares of the company are owned by GramTel, LLC.

(19)     A wholly-owned subsidiary of GramTel USA, Inc.

(20) Jordan Industries, Inc. owns 80% of the voting rights. 100% of the common shares of the company are owned by GramTel, LLC.

                         MOTORS AND GEARS HOLDINGS, INC.
                                  SUBSIDIARIES
                         ------------------------------

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------


Kinetek, Inc. (1)                                                   Delaware
-------------
(f/k/a) Motors and Gears, Inc.
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Kinetek Industries, Inc. (2)                                        Delaware
-----------------------
(f/k/a) Motors and Gears Industries, Inc.
ArborLake Centre
1751 Lake Cook Road,
Suite 550
Deerfield, IL 60015

Merkle-Korff Industries, Inc.(3)                                    Illinois
----------------------------
1776 Winthrop Drive
Des Plaines, IL 60018-1980

Merkle-Korff de Mexico S.A. de C.V.(4)                              Mexico
-----------------------------------
Av. C.F.E. No. 830, Parque Industrial Millennium
Zona Industrial del Potosi
San Luis Potosi, S.L.P.
C.P. 78395

The Imperial Electric Company (3)                                   Delaware
-----------------------------
1503 Exeter Road
Akron, Ohio 44306

Gear Research, Inc. (5)                                             Delaware
-------------------
4329 Eastern Avenue, S.E.
Grand Rapids, Michigan 49508

Motion Holdings, Inc. (3)                                           Delaware
--------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Motion Control Engineering, Inc. (6)                                California
-------------------------------
11380 White Rock Road
Rancho Cordova, CA 95742

Old ED& C, Inc. (3)                                                 Delaware
---------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Advanced D.C. Holdings, Inc. (3)                                    Delaware
----------------------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Advanced D.C. Motors, Inc. (7)                                      New York
--------------------------
6268 East Molloy Road
East Syracuse, NY 13057

                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------

MW Corporation (8)                                                  Georgia
--------------
6268 East Molloy Road
East Syracuse, NY 13057

Sermed S.A.R.L. (9)                                                 France
---------------
Eternoz - 25330 Amancey
France

Advanced D.C. Motors GmbH (10)                                      Germany
-------------------------

FIR Group Holdings, Inc. (3)                                        Delaware
------------------------
ArborLake Centre
1751 Lake Cook Road,
Suite 550
Deerfield, IL 60015

SelinSistemi, S.p.A. (12)                                           Italy
--------------------
Via Chiaravagna, 28
16153 Genova-Sestri P

FIR Electromeccanica, S.p.A. (12)                                   Italy
---------------------------
Via Roma n. 19
26041 Casalmaggiore   CR

T.E.A. International, S.r.l.(12)                                    Italy
----------------------------

Kinetek Asia Holdings, Inc. (3)                                     Delaware
--------------------------
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, IL 60015

Kinetek De Sheng (Foshan) Motor Co., Ltd. (13)                      China
-----------------------------------------
No. 82, Jizhou Section, Shiliang Road
Lunjiao Town, Shunde City
Guangdong Province
The People Republic of China 528308

KII Canada, Inc. (3)                                                Nova Scotia
----------------
ArborLake Centre
1751 Lake Cook Road, Suite 550
Deerfield, IL 60015

Footnotes

(1)      A wholly owned subsidiary of Motors and Gears Holdings, Inc.

(2)      A wholly owned subsidiary of Kinetek, Inc.

(3)      A wholly owned subsidiary of Kinetek Industries, Inc.

(4) Merkle-Korff Industries, Inc. owns 99.99% of the capital stock of the corporation and Kinetek, Inc. owns the remaining capital stock of the corporation.

(5)      A wholly owned subsidiary of The Imperial Electric Company

(6)      A wholly owned subsidiary of Motion Holdings, Inc.

(7)      A wholly owned subsidiary of Advanced D.C. Holdings, Inc.

(8)      A wholly owned subsidiary of Advanced D.C. Motors, Inc.

(9)      A 99% owned subsidiary of Advanced D.C. Motors, Inc.

(10)     A 90% owned subsidiary of Advanced D.C. Motors, Inc.

(11)     A wholly owned subsidiary of FIR Group Holdings, Inc.

(12)     A wholly owned subsidiary of FIR Group Holdings, Italia, s.r.l.

(13)     An 80% owned subsidiary of Kinetek Asia Holdings, Inc.












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